SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 24, 2001
                                                           ------------

                             MEDIQUIK SERVICES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

Delaware                                0-27123              74-2876711
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)

4299 San Felipe, Suite 300, Houston, Texas                   77027
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (832) 200-7000
                                                   -----------------------------

4295 San Felipe, Suite 200, Houston, Texas                    77027
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On May 24, 2001, MediQuik Services, Inc. (the "Company") dismissed Deloitte & Touche, LLP as its independent accountants. In its audited report for fiscal year 2000, Deloitte & Touche LLP expressed doubt about the Company's ability to continue as a going concern based on the Company's difficulties in meeting its financial needs, its recurring losses from operations and its negative working capital. The decision to change accountants was recommended and approved by the board of directors.

(b) The Company appointed Malone & Bailey, PLLC as its independent accountants on May 24, 2001, replacing its former accountants, Deloitte & Touche, LLP.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2001
       ------------

                                        MEDIQUIK SERVICES, INC.


                                        By: /s/ Robert Teague, M.D.
                                            ------------------------------------
                                            Robert Teague, M.D., CEO

                                INDEX TO EXHIBITS

Exhibit 99.16  Letter on Change in Certifying Accountant